Other information	12 Months Ended
Dec. 31, 2019
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Yield plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are mainly related to standard requirements to maintain debt service coverage ratios and other requirements from the financing arrangements. In addition, the Company considered Mojave´s net assets as restricted since PG&E filed for reorganization under Chapter 11, resulting in a technical event of default being triggered under Mojave´s project finance agreement in July 2019. At December 31, 2019, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $789 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets exceeded 25% of the consolidated net assets of the Company as of December 31, 2019. Therefore, the separate financial statements of Atlantica Yield, Plc. do have to be presented (see Appendix V (Schedule I) for details).

23.2. United Kingdom’s exit from the European Union

On January 31, 2020, the United Kingdom (“UK”) ceased to be part of the European Union (“EU”) and entered into a transition period to, among other things, negotiate an agreement with the EU on the future terms of the UK´s relationship with the EU. The transition period is currently expected to end on December 31, 2020. As of the date of this report, the UK and the EU have not reached an agreement. Therefore, the impact of the UK’s departure from, and future relationship with the EU are uncertain.

23.3 Subsequent events

On February 26, 2020, the Board of Directors of the Company approved a dividend of $0.41 per share, which is expected to be paid on March 23, 2020.